                                                                                                                                                                                   Exhibit 10.1

                         SUMMARY OF ANNUAL NON-MANAGEMENT DIRECTOR COMPENSATION

I.           Board Members (Other than the Chairman)

A.         Annual Cash Compensation

     Annual Cash Retainer:                                                                                                                                      $80,000

             Additional Cash Retainer for Chairman of Audit Committee:                                                                     $20,000

     Additional Cash Retainer for Chairs of Compensation Committee,
             Nominating and Corporate Governance Committee, Strategy and
             Finance Committee and Corporate Social Responsibility Committee:                                                       $10,000

B.         Equity Compensation

             Annual equity grants are made upon the recommendation of the Compensation Committee.

II.          Chairman of the Board

A.         Annual Cash Compensation

             Annual Cash Compensation (in lieu of annual retainer):                                                                           $250,000

B.         Equity Compensation

     Annual equity grants are made upon the recommendation of the Compensation Committee.

III.        Travel Expenses

     Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings.